EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 1 (this “Amendment”) is entered into as of August 26, 2005 by and among BIO-RAD LABORATORIES, INC., a Delaware corporation (the “Borrower”), certain of the financial institutions party to the below-defined Credit Agreement (collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as one of the Lenders and in its capacity as contractual representative (the “Agent”) on behalf of itself and the other Lenders.

RECITALS:

WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of June 21, 2005 (the “Credit Agreement”);

WHEREAS, the Borrower seeks to amend the Credit Agreement to permit the Borrower to incur certain additional Indebtedness; and

WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions herein set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

2.

Amendments to Credit Agreement. Upon the effectiveness of this Amendment in accordance with the provisions of Section 3 below, the Credit Agreement is hereby amended as follows:

(a)

Section 6.11 of the Credit Agreement is hereby amended by restating clause (v) thereof in its entirety to read as follows:

Indebtedness (other than Intercompany Indebtedness) of Foreign Subsidiaries not exceeding $50,000,000 (or equivalent in foreign currencies) in aggregate principal amount at any one time outstanding.

3.

Conditions of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) if, and only if, the Agent shall have received duly executed originals of this Amendment from the Borrower and the Required Lenders.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

4.

Representations and Warranties of the Borrower.  The Borrower represents and warrants to the Lenders that, as of the Effective Date and giving effect to this Amendment:

(a)

there exists no Default or Unmatured Default; and

(b)

the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date.

5.

Reference to and Effect on the Credit Agreement.

(a)

Upon the effectiveness of this Amendment pursuant to Section 3 hereof, on and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import and each reference to the Credit Agreement in each other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

(b)

Except as specifically waived or amended herein, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of (i) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or (ii) any Default or Unmatured Default under the Credit Agreement.

6.

CHOICE OF LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7.

Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

8.

Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

Amendment No. 1 to
Bio-Rad Laboratories, Inc.
Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Lenders have executed this Amendment as of the date first above written.

BIO-RAD LABORATORIES, INC.,

as the Borrower

By:_/s/Ronald W. Hutton_______       __
Name: Ronald W. Hutton

Title:   Treasurer

Amendment No. 1 to
Bio-Rad Laboratories, Inc.
Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,

Individually as a Lender, as Principal Issuing Lender and as Administrative Agent

By:  /s/ Stephen C. Price______________
Name: Stephen C. Price

Title:   Senior Vice President

Amendment No. 1 to
Bio-Rad Laboratories, Inc.
Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A.,

Individually as a Lender and as a Syndication Agent

By:  /s/ Nuzha Bukhari______________

Name: Nuzha Bukhari

Title:   Vice President

Amendment No. 1 to
Bio-Rad Laboratories, Inc.
Amended and Restated Credit Agreement

UNION BANK OF CALIFORNIA, N.A.,

Individually as a Lender and as a Syndication Agent

By:  /s/ Mark Reardon______________

Name: Mark Reardon

Title:   Vice President

Amendment No. 1 to
Bio-Rad Laboratories, Inc.
Amended and Restated Credit Agreement

ABN AMRO BANK N.V.,

Individually as a Lender and as a Documentation Agent

By:  /s/ Alexander M. Blodi______________

Name:  Alexander M. Blodi

Title:    Director

By:  /s/ Kevin LeGallo______________

Name:  Kevin LeGallo

Title:    Assistant Vice President

Amendment No. 1 to
Bio-Rad Laboratories, Inc.
Amended and Restated Credit Agreement

BNP PARIBAS,

Individually as a Lender and as a Documentation Agent

By:  /s/ Pierre Nicholas Rogers_________

Name:  Pierre Nicholas Rogers

Title:    Managing Director

By:  /s/ Sandy Bertram______________

Name:  Sandy Bertram

Title:    Vice President

Amendment No. 1 to
Bio-Rad Laboratories, Inc.
Amended and Restated Credit Agreement

COMERICA BANK,

Individually as a Lender

By:  /s/ Don R. Carruth______________

Name:  Don R. Carruth

Title:     Corporate Banking Officer

Amendment No. 1 to
Bio-Rad Laboratories, Inc.
Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,

Individually as a Lender

By:  /s/ Janet E. Jordan______________

Name:   Janet E. Jordan

Title:    Vice President

Amendment No. 1 to
Bio-Rad Laboratories, Inc.
Amended and Restated Credit Agreement

THE NORTHERN TRUST COMPANY,

Individually as a Lender

By:  /s/ John E. Burda______________

Name:  John E. Burda

Title:    Vice President

Amendment No. 1 to
Bio-Rad Laboratories, Inc.
Amended and Restated Credit Agreement